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                                                                EXHIBIT 24(a)



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




         As independent public accountants, we hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our reports dated January 19, 1996, and January 26, 1996 included in CU Bancorp's report on Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this Registration Statement.



                                       Arthur Andersen LLP

Los Angeles, California
February 5, 1997



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